Exhibit 99.2

UNITED STATES BANKRUPTCY COURT
MIDDLE DISTRICT OF FLORIDA
JACKSONVILLE DIVISION

IN RE:			}	CASE NUMBER
			}	3:16-bk-02233-JAF
PREMIER EXHIBITION MANAGEMENT, LLC			}
			}	JUDGE	JERRY A. FUNK
}
DEBTOR.			}	CHAPTER 11

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD
	FROM	July 1, 2019	TO	July 31, 2019

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the
Guidelines established by the United States Trustee and FRBP 2015.

Attorney for Debtor's Signature

Debtor's Address				Attorney's Address
and Phone Number:				and Phone Number:

PREMIER EXHIBITION MANAGEMENT, LLC				NELSON MULLINS (Attn: Lee D. Wedekind, III)

3045 Kingston Court, Suite I				50 N. Laura Street, 41st Floor

Peachtree Corners GA 30071				Jacksonville, FL 32202

+1 (404) 842-2600				+1 (904) 665-3600

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the
United States Trustee Program Website, http://www.usdoj.gov/ust/r21/reg_info.htm

1) Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2) Initial Filing Requirements
3) Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/

EXHIBIT LIST OF DOCUMENTS / FILES FOR US TRUSTEE

	FOR THE PERIOD BEGINNING	1-Jul-19	AND ENDING	31-Jul-19

	Name of Debtor:	PREMIER EXHIBITION MANAGEMENT, LLC		Case Number	3:16-bk-02233-JAF
	Date of Petition:	14-Jun-16

Premier Exhibition Management, LLC

Per MOR-2
SEE BALANCE SHEET & GENERAL LEDGER
EXHIBIT ITEM
1	Premier Exhibition Management Balance Sheet 7-31-19

SEE PROFIT & LOSS STATEMENT
EXHIBIT ITEM
2	Premier Exhibition Management Income Statement 7-31-19

BANK STATEMENTS AND RECONCILIATIONS ATTACHED
EXHIBIT ITEM
3	7.2019 - 3309 TUT Account INACTIVE
4	7.2019 - 4747 CLOSED; Opened savings account 6444
5	7.2019 - 9523 Check Clearing Account and Reconciliation
6	7.2019 - 9655 Sweep (Atlanta) CLOSED ACCOUNT
7	7.2019 - 9663 Sweep Online Sales INACTIVE
8	7.2019 - 9697 Operating Bank Account
9	7.2019 - 9705 Deposit Clearing Account
10	7.2019 - 9713 Payroll Clearing Bank Account
11	7.2019 - 9762 Sweep (Orlando)
12	7.2019 - 9788 Sweep (Las Vegas) CLOSED ACCOUNT
13	7.2019 - 10999 Undeposited Funds N/A now

Per MOR-3					Per MOR-4
EXHIBIT ITEM					EXHIBIT ITEM
14	7.2019 Cash Transactions History				Please refer to MOR-2 Exhibit 1 named, Premier Exhibition Management Balance Sheet 7-31-19
15	7.2019 Check Register				16	7.2019 Aged AR Detail SOLD TO PURCHASER
					17	7.2019 AR Transactions NONE
See above - 7.2019 Aged AR Detail SOLD TO PURCHASER
Per MOR-5					Per MOR-6
EXHIBIT ITEM					EXHIBIT ITEM
18	7.2019 Aged AP Detail				Please refer to MOR-2 Exhibit 1 named, Premier Exhibition Management Balance Sheet 7-31-19
19	7.2019 Pre- and Post-Petition AP Invoices				21	7.2019 12000 - Inventory SOLD TO PURCHASER
20	7.2019 AP Transactions				22	7.2019 Inventory Aging SOLD TO PURCHHASER

Per MOR-7
Please refer to MOR-2 and the files listed under BANK STATEMENTS AND RECONCILIATIONS ATTACHED

Per MOR-8
Please refer to MOR-3 Exhibit 15 named, 7.2019 Check Register

Per MOR-9, MOR-10, MOR-11 and MOR-12
Please refer to MOR-2 and the files listed under BANK STATEMENTS AND RECONCILIATIONS ATTACHED
In addition to MOR-2, the following documents support MOR-9
23	7.2019 Payroll (1)				26
24	7.2019 Payroll (2)				27
25					28

Per MOR-13
EXHIBIT ITEM
29	7.2019 - 10030 Petty Cash SOLD TO PURCHASER

Per MOR-14
30	7.2019 Sale Tax NO MORE SALES TAXES - OPERATIONS SOLD

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
	FOR THE PERIOD BEGINNING	1-Jul-19	AND ENDING	31-Jul-19

Name of Debtor:	PREMIER EXHIBITION MANAGEMENT, LLC		Case Number	3:16-bk-02233-JAF
Date of Petition:	14-Jun-16

SEE BALANCE SHEET & GENERAL LEDGER
1	Premier Exhibition Management Balance Sheet 7-31-19

SEE PROFIT & LOSS STATEMENT
2	Premier Exhibition Management Income Statement 7-31-19

BANK STATEMENTS AND RECONCILATIONS ATTACHED
3	7.2019 - 3309 TUT Account INACTIVE
4	7.2019 - 4747 CLOSED; Opened savings account 6444
5	7.2019 - 9523 Check Clearing Account and Reconciliation
6	7.2019 - 9655 Sweep (Atlanta) CLOSED ACCOUNT
7	7.2019 - 9663 Sweep Online Sales INACTIVE
8	7.2019 - 9697 Operating Bank Account
9	7.2019 - 9705 Deposit Clearing Account
10	7.2019 - 9713 Payroll Clearing Bank Account
11	7.2019 - 9762 Sweep (Orlando)
12	7.2019 - 9788 Sweep (Las Vegas) CLOSED ACCOUNT
13	7.2019 - 10999 Undeposited Funds N/A now

		Current month		Cumulative
Petition to date

1. Funds at beginning of period per bank		$ 9,522,109.00	( a )	$ 1,235,737.00	( b )
2. Receipts:
3. Total receipts (lines 2A+2B+2C)
4. Total funds available for operations (line 1+line 3)
5. Disbursements
6. Total Disbursements (sum of 5A thru W)
7. Ending balance (line 4 minus line 6)		$ 9,909,710.00	( c )	$ 9,909,710.00	( c )
$9,891,037 of above balance is in a Bank of America savings account 6444
I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.
This 21st day of August, 2019.		Signature	/s/ Jerome Henshall

(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)These two amounts will always be the same if form is completed correctly.